UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 13, 2004



                               USURF AMERICA, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



       001-15383                                         72-1482416
       ---------                                         ---------
(Commission File Number)                    (I.R.S. Employer Identification No.)



        6005 DELMONICO DRIVE, SUITE 140, COLORADO SPRINGS, COLORADO 80919
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (719) 260-6455
              (Registrant's telephone number, including area code)

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                                    Form 8-K
                               USURF America, Inc.
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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      On August 13, 2004, Usurf America, Inc. (the "Company") appointed Byron Young to serve as director of the Company. Pursuant to Sections 3.2 and 3.10 of the Bylaws of the Company, Mr. Young shall serve in such capacity until the next annual meeting of the shareholders of the Company.

      On September 30, 2004, Usurf America appointed David Weisman to serve as a director and to serve as chairman of the corporation's board of directors. Pursuant to Sections 3.2 and 3.10 of the Bylaws of the Company, Mr. Weisman shall serve in such capacity until the next annual meeting of the shareholders of the Company.

      On December 8, 2004, Usurf America appointed Craig A. Cook to serve as Vice President of Operations. Mr. Cook was a Lieutenant Colonel with the U.S. Army through 1988. His service highlights include Chief Financial Officer of the NATO/SHAPE Support Group, Comptroller /Fiscal Officer Supreme Headquarters, Allied Powers Europe and Comptroller U.S. Army Combined Arms Center. Since military retirement, Mr. Cook has served as: Assistant Superintendent of a Kansas City, Missouri School District (1988 - 1994); Chief Operating Officer of Denver Public Schools (1994 - 2001) and Chief Operating Officer of Sovereign Companies (2001 - present). Mr. Cook graduated from the University of Ohio with a BSBA and earned an MBA from the University of Nevada.


Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

The following exhibits are to be filed as part of this 8-K:

Exhibit No.      Description
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10.1             Press Release dated August 25, 2004
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10.2             Press Release dated October 5, 2004



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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 9, 2004.                USURF AMERICA, INC.


                                        By: /s/ DOUGLAS O. MCKINNON
                                            ------------------------------------
                                            Douglas O. McKinnon President and
                                            CEO

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                                  EXHIBIT INDEX
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Exhibit No.      Description
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10.1             Press Release dated August 25, 2004
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10.2             Press Release dated October 5, 2004